PAGE 1
          Combined Prospectus, dated March 1, 1997, should be inserted here.

 PROSPECTUS

March 1, 1997

T. Rowe Price Funds
    Prime Reserve New Income Equity Income International Stock


 A selection of stock, bond, and money market funds to help investors meet their financial objectives.

FACTS AT A GLANCE


Investment Goal
Each of the four funds seeks the highest total return over time consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their goal.


Strategies and Risk/Reward
Prime Reserve Fund A money market fund seeking preservation of capital, liquidity, and, consistent with these goals, the highest possible income through investments in high-quality money market securities. Risk/Reward Lowest potential risk and reward.Your investment in the fund is neither insured nor guaranteed by the U.S. government, and there is no assurance the fund will be able to maintain a stable net asset value of $1.00 per share.

New Income Fund A bond fund seeking the highest level of income consistent with the preservation of capital over time through investments primarily in marketable debt securities. Risk/Reward Potential for moderate to high income with commensurate share price fluctuation.

Equity Income Fund A conservative stock fund with the potential for dividend income and some capital appreciation by investing primarily in dividend-paying common stocks of established companies. Risk/ Reward Lower risk than a fund focusing on growth stocks, but greater risk than a bond fund.

International Stock Fund/(R)/ Invests worldwide primarily in well-established, non-U.S. companies. Risk/Reward The fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk and reward.


Investor Profile
Investors should select funds that closely match their goals (e.g., preservation of principal or capital appreciation) and investment time horizons (e.g., short or long term). The funds are appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No sales charges; free telephone exchange; no 12b-1 marketing fees.


Investment Manager

The Prime Reserve, New Income, and Equity Income Funds are managed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), which was founded in 1937 and managed over $99 billion as of December 31, 1996. The International Stock Fund is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture established in 1979 between T. Rowe Price and Robert Fleming Holdings, Ltd. which managed over $29 billion as of December 31, 1996.

T. Rowe Price
Prime Reserve Fund, Inc. New Income Fund, Inc. Equity Income Fund International Funds, Inc.

Prospectus
March 1, 1997
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS
THE SECURI-TIES
AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION,
PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A
CRIMINAL OFFENSE.

T. ROWE PRICE                                 2
CONTENTS

1

ABOUT THE FUNDS




Transaction and Fund Expenses 2


Financial Highlights       4


Fund, Market, and Risk Characteristics 8



2

ABOUT YOUR ACCOUNT



Pricing Shares and Receiving Sale Proceeds 25


Distributions and Taxes    26


Transaction Procedures and Special Requirements 29



3

MORE ABOUT THE FUNDS



Organization and Management 33


Understanding Performance Information 38

                                             3
Investment Policies and Practices 39



4

INVESTING WITH T. ROWE PRICE



Account Requirements and Transaction Information 60


Opening a New Account      60


Purchasing Additional Shares 62


Exchanging and Redeeming   62


Shareholder Services       64


Discount Brokerage         66


Investment Information     67

T. ROWE PRICE                                 4

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated March 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   3 Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate each fund for a year, based on fiscal year expenses. These are costs you pay indirectly, because they are deducted from the funds' total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder
     Transaction Expenses
                               Prime      New      Equity      International
                              Reserve    Income    Income          Stock
     Sales charge "load" on
     purchases                 None       None      None            None

     Sales charge "load" on
     reinvested
     distributions             None       None      None            None

     Redemption fees           None       None      None            None

     Exchange fees             None       None      None            None
     Annual Fund Expenses    Percentage of Fiscal Year Average Net Assets/a/
                               Prime      New      Equity      International
                              Reserve    Income    Income          Stock
     Management fee            0.38%     0.48%      0.59%          0.68%

     Marketing fees (12b-1)    None       None      None            None

     Total other
     (shareholder
     servicing, custodial,
     auditing, etc.)           0.28%     0.27%      0.26%          0.20%

     Total fund expenses       0.66%     0.75%      0.85%          0.88%
-------------------------------------------------------------------------------




 /a/
  Expenses are expressed as a percent of fiscal year 1996 (Prime Reserve, New Income, and International Stock Funds) and fiscal year 1995 (Equity Income
  Fund) average fund net assets.

 Note: A $5 fee is charged for wire redemptions under $5,000, subject to change with notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

T. ROWE PRICE                                 6
   The main types of expenses, which all mutual funds may charge against fund assets, are:


  o A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises both a group fee, 0.33% as of December 31, 1996, and an individual fund fee, as follows: 0.05% for the Prime Reserve Fund, 0.15% for the New Income Fund, 0.25% for the Equity Income Fund, and 0.35% for the International Stock Fund.

  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services. For the years ended May 31, 1996 (Prime Reserve and New Income Funds), December 31, 1995 (Equity Income Fund) and October 31, 1996 (International Stock Fund), the funds paid the fees shown in Table 5 to
   T. Rowe Price Services, Inc. for transfer and dividend disbursing functions and shareholders services; T. Rowe Price Retirement Plan Services, Inc. for recordkeeping services for certain retirement plans; and T. Rowe Price for accounting services.

  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
      Hypothetical Fund Expenses

                           Fund    1 year     3 years     5 years       10 years
                  Prime Reserve  $7        $21         $37          $82

                     New Income   8         24          42           93

                  Equity Income   9         27          47           105

            International Stock   9         28          49           108
---------------------------------------------------------------------------------




   3 Table 2 is just an example; actual expenses can be higher or lower than those shown.

ABOUT THE FUNDS                               7
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's table is part of the financial statements included in its annual report which is incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by the funds' independent accountants.

 Table 3  Financial Highlights
                                                                        Income From Investment Activities

     PeriodEnded                Net AssetValue,Beginningof Period       NetInvestmentIncome
       Prime Reserve

                         1987                                    $1.000 $0.059

                        1988/a/                                  1.000  0.063

                         1989                                    1.000  0.072

                         1990                                    1.000  0.085

                         1991                                    1.000  0.073

                        1992/a/                                  1.000  0.051

                         1993                                    1.000  0.030

                         1994                                    1.000  0.026

                        1994/b/                                  1.000  0.008

                         1995                                    1.000  0.047

                         1996                                    1.000  0.051
---------------------------------------------------------------------------------------------
                                                                                             Less Distributions

     Net Realized& UnrealizedGain (Loss) onInvestments  Total FromInvestmentActivities
               Net


                                                    --                                $0.059                           $(0.059)
                                                    --
                                                    --                                0.063                            (0.063)
                                                    --
                                                    --                                0.072                            (0.072)
                                                    --
                                                    --                                0.085                            (0.085)
                                                    --
                                                    --                                0.073                            (0.073)
                                                    --
                                                    --                                0.051                            (0.051)
                                                    --
                                                    --                                0.030                            (0.030)
                                                    --
                                                    --                                0.026                            (0.026)
                                                    --
                                                    --                                0.008                            (0.008)
                                                    --
                                                    --                                0.047                            (0.047)
                                                    --
                                                    --                                0.051                            (0.051)
--------------------------------------------------------------------------------------------------------------------------------


     Net Realized
     Gain

           --         $(0.059)         $1.000
           --
           --          (0.063)         1.000
           --
           --          (0.072)         1.000
           --
           --          (0.085)         1.000
           --
           --          (0.073)         1.000
           --
           --          (0.051)         1.000
           --
           --          (0.030)         1.000
           --
           --          (0.026)         1.000
           --
           --          (0.008)         1.000
           --
           --          (0.047)         1.000
           --
           --          (0.051)         1.000
-------------------------------------------------


 Footnotes will appear on page 5.    (continued on next page)

T. ROWE PRICE                                 8

  Table 3 Financial Highlights (continued)
                     Returns, Ratios, and Supplemental Data

                       Total Return(IncludesReinvestedDividends)    Net Assets($thousands)
       Prime Reserve

              1987   6.0                                         %                       $2,633,001

             1988/a/   6.5                                       %                        3,424,753

              1989     7.5                                       %                        4,063,417

              1990     8.8                                       %                        4,841,954

              1991     7.6                                       %                        4,753,267

             1992/a/   5.3                                       %                        4,115,224

              1993     3.1                                       %                        3,596,590

              1994     2.6                                       %                        3,378,976

             1994/b/   0.8                                       %                        3,627,255

              1995     0.7                                       %                        3,840,778

              1996     5.3                                       %                        4,011,000
-----------------------------------------------------------------------------------------------------

     Ratio ofExpenses toAverage NetAssets     Ratio of NetInvestmentIncome toAverage
NetAssets

     0.76                                %    5.89                                            %

     0.79                                %    6.37                                            %

     0.79                                %    7.29                                            %

     0.75                                %    8.45                                            %

     0.75                                %    7.33                                            %

     0.78                                %    5.14                                            %

     0.75                                %    3.04                                            %

     0.74                                %    2.56                                            %

     0.73                                %/b/ 3.02                                            %/b/

     0.67                                %    4.76                                            %

     0.66                                %    5.07                                            %
-------------------------------------------------------------------------------------------------



 /a/                      Year ended February 29.

 /b/For the three months ended May 31, 1994. Fiscal year-end changed from February 28 to May 31. All ratios are annualized.

 Table 3 Financial Highlights
                                                       Income From Investment Activities

                  Net AssetValue,Beginningof Period  NetInvestmentIncome
       New Income

           1987   $8.95                              $0.75

          1988/c/ 9.17                               0.76

           1989   8.76                               0.81

           1990   8.26                               0.75

           1991   8.37                               0.70

          1992/c/ 8.60                               0.67

           1993   8.94                               0.57

           1994   9.24                               0.54

          1994/d/ 9.12                               0.14

           1995   8.65                               0.58

           1996   8.97                               0.60
----------------------------------------------------------------------------------------
                                                                                           Less Distributions

     Net Realized& UnrealizedGain (Loss)onInvestments   Total FromInvestmentActivities
NetInvestmentIncome (Loss)

     $0.22                                              $0.97                            $(0.75                    )

     (0.41                                           )  0.35                             (0.76                     )

     (0.50                                           )  0.31                             (0.81                     )

     0.12                                               0.87                             (0.75                     )

     0.24                                               0.94                             (0.70                     )

     0.36                                               1.03                             (0.67                     )

     0.30                                               0.87                             (0.57                     )

     (0.05                                           )  0.49                             (0.54                     )

     (0.40                                           )  (0.26                         )  (0.14                     )

     0.34                                               0.92                             (0.58                     )

     (0.27                                           )  0.33                             (0.60                     )
----------------------------------------------------------------------------------------------------------------------
                                                     Net AssetValue

     Net RealizedGain (Loss)   TotalDistributions    Net AssetValue,End of Period

                          --   $(0.75            )   $9.17
                          --
                          --   (0.76             )   8.76
                          --
                          --   (0.81             )   8.26

     $(0.01                 )  (0.76             )   8.37

     (0.01                  )  (0.71             )   8.60

     (0.02                  )  (0.69             )   8.94

                          --   (0.57             )   9.24

     (0.07                  )  (0.61             )   9.12

     (0.07                  )  (0.21             )   8.65

     (0.02                  )  (0.60             )   8.97

                          --   (0.60             )   8.70
----------------------------------------------------------------------------------



 Footnotes will appear on page 6.    (continued on next page)

ABOUT THE FUNDS                               9

  Table 3  Financial Highlights (continued)
                    Returns, Ratios, and Supplemental Data

                  Total Return(IncludesReinvestedDistributions)    Net Assets($ thousands)
       New Income

           1987   11.2                                         %                         $939,078

          1988/c/ 4.3                                          %                          834,487

           1989   3.7                                          %                          860,231

           1990   10.7                                         %                          992,566

           1991   11.8                                         %                          1,130,857

          1992/c/ 12.4                                         %                          1,306,674

           1993   10.1                                         %                          1,527,299

           1994   5.4                                          %                          1,457,959

          1994/d/ (2.8                                         )%                         1,375,056

           1995   11.1                                         %                          1,566,903

           1996   3.70                                         %                          1,634,000
-----------------------------------------------------------------------------------------------------

     Ratio ofExpenses toAverage NetAssets    Ratio of NetInvestmentIncome toAverage
NetAssets     PortfolioTurnover Rate/b/

     0.65                                %   8.22                                            %    125.4                  %

     0.80                                %   8.77                                            %    157.9                  %

     0.91                                %   9.50                                            %    91.8                   %

     0.86                                %   8.85                                            %    51.1                   %

     0.88                                %   8.33                                            %    20.7                   %

     0.87                                %   7.64                                            %    49.7                   %

     0.84                                %   6.36                                            %    85.8                   %

     0.82                                %   5.77                                            %    58.3                   %

     0.80                                %/d/6.43                                            %/d/ 91.5                   %/d/

     0.78                                %   6.95                                            %    54.1                   %

     0.75                                %   6.66                                            %    35.5                   %
----------------------------------------------------------------------------------------------------------------------------



 a Total return reflects the following capital gain distributions: long-term gains of $0.01, $0.07 on 1/4/78 and 12/31/93, respectively, short-term gains of $0.01 and $0.02 on 12/31/90 and 12/31/91, respectively.

 b Portfolio turnover rate prior to February 28, 1986 excludes long-term U.S.
  government securities.

 c Year ended February 29.

 d For the three months ended May 31, 1994. Fiscal year-end changed from February 28 to May 31. All ratios are annualized.

 Table 3  Financial Highlights
                                                         Income From Investment Activities

       PeriodEnded  Net AssetValue,Beginningof Period  NetInvestmentIncome
      Equity Income

              1986  $11.00                             $0.66

              1987  12.96                              0.64

              1988  11.29                              0.63

              1989  13.38                              0.77

              1990  14.06                              0.67

              1991  12.27                              0.62

              1992  14.62                              0.62

              1993  15.63                              0.54

              1994  16.65                              0.60

              1995  15.98                              0.66
------------------------------------------------------------------------------------------
                                                                                            Less Distributions

     Net Realized& UnrealizedGain (Loss) onInvestments   Total FromInvestmentActivities
NetInvestmentIncome (Loss)

     $2.21                                               $2.87                            $(0.65                    )

     (0.14                                            )  0.50                             (0.82                     )

     2.46                                                3.09                             (0.62                     )

     1.06                                                1.83                             (0.76                     )

     (1.62                                            )  (0.95                         )  (0.65                     )

     2.44                                                3.06                             (0.61                     )

     1.41                                                2.03                             (0.63                     )

     1.74                                                2.28                             (0.54                     )

     0.13                                                0.73                             (0.59                     )

     4.56                                                5.22                             (0.65                     )
-----------------------------------------------------------------------------------------------------------------------
                                                     Net AssetValue

     Net RealizedGain (Loss)   TotalDistributions    Net AssetValue,End of Period

     $(0.26                 )  $(0.91            )   $12.96

     (1.35                  )  (2.17             )   11.29

     (0.38                  )  (1.00             )   13.38

     (0.39                  )  (1.15             )   14.06

     (0.19                  )  (0.84             )   12.27

     (0.10                  )  (0.71             )   14.62

     (0.39                  )  (1.02             )   15.63

     (0.72                  )  (1.26             )   16.65

     (0.81                  )  (1.40             )   15.98

     (0.54                  )  (1.19             )   20.01
----------------------------------------------------------------------------------


 Footnotes will appear on page 7.               (continued on next page)

T. ROWE PRICE                                 10

  Table 3  Financial Highlights (continued)
                          Returns, Ratios, and Supplemental Data

                        Total Return(IncludesReinvestedDistributions)
       Equity Income

                  1986  26.8                                         %/a/$93,991

                  1987  3.5                                          %/b/ 185,096

                  1988  27.6                                         %    500,922

                  1989  13.7                                         %    968,441

                  1990  (6.8                                         )%   862,059

                  1991  25.3                                         %    1,335,400

                  1992  14.1                                         %             2,091,535

                  1993  14.8                                         %    2,851,347

                  1994  4.5                                          %    3,203,851

                  1995  33.4                                         %    5,214,778
----------------------------------------------------------------------------------------------

     Ratio ofExpenses toAverage NetAssets    Ratio of NetInvestmentIncome toAverage
NetAssets     PortfolioTurnover Rate

     1.00                                %/a/5.16                                            %/a/ 72.5                  %

     1.10                                %/b/4.58                                            %/b/ 79.8                  %

     1.30                                %   4.83                                            %    36.4                  %

     1.11                                %   5.31                                            %    34.4                  %

     1.13                                %   5.09                                            %    24.4                  %

     1.05                                %   4.44                                            %    33.5                  %

     0.97                                %   3.95                                            %    30.0                  %

     0.91                                %   3.23                                            %    31.2                  %

     0.88                                %   3.63                                            %    36.3                  %

     0.85                                %   3.69                                            %    21.4                  %
--------------------------------------------------------------------------------------------------------------------------



 a Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 1986.

 b Excludes expenses in excess of a state expense limitation.


 Table 3  Financial Highlights
                         Income From Investment Activities          Less Distributions                       Net
Asset Value

              Net Asset  Net            Net Realized    Total From  Net                                      Net
Asset
     Period   Value,     Investment     & Unrealized    Investment  Investment  Net Realized  Total
     Value,
     Ended    Beginning  Income (Loss)  Gain (Loss) on  Activities  Income      Gain
Distributions  End of Period
              of Period                 Investments
     International Stock
      1987     $12.89     $0.12          $0.74           $0.86       $(0.23)     $(4.98)       $(5.21)
$8.54

      1988     8.54       0.16           1.36            1.52        (0.16)      (0.93)        (1.09)         8.97

      1989     8.97       0.16           1.94            2.10        (0.16)      (0.67)        (0.83)         10.24

      1990     10.24      0.22           (1.13)          (0.91)      (0.16)      (0.36)        (0.52)         8.81

      1991     8.81       0.15           1.22            1.37        (0.15)      (0.49)        (0.64)         9.54

      1992     9.54       0.14           (0.47)          (0.33)      (0.16)      (0.16)        (0.32)         8.89

      1993/    8.89       0.10           2.75            2.85               --            --             --   11.74
      b/

      1994     11.74      0.09           1.30            1.39        (0.09)      (0.20)        (0.29)         12.84

      1995     12.84      0.18           (0.19)          (0.01)      (0.12)      (0.62)        (0.74)         12.09

      1996     12.09      0.19           1.57            1.76        (0.18)      (0.20)        (0.38)         13.47
----------------------------------------------------------------------------------------------------------------------------




 Footnotes will appear on page 8.               (continued on next page)

ABOUT THE FUNDS                               11

  Table 3  Financial Highlights (continued)
              Returns, Ratios, and Supplemental Data
              Total Return                   Ratio of     Ratio of Net
     Period   (Includes       Net Assets     Expenses to  Investment    Portfolio      Average
     Ended    Reinvested      ($ thousands)  Average Net  Income to     Turnover Rate  Commission
              Distributions)                 Assets       Average Net                  Rate Paid
                                                          Assets
     International Stock
      1987     8.0%            $642,463       1.14%        0.93%         76.5%              --
                                                                                            --
      1988     17.9%           630,114        1.16%        1.78%         42.4%              --
                                                                                            --
      1989     23.7%           970,214        1.10%        1.63%         47.8%              --
                                                                                            --
      1990      (8.9  )    %   1,030,848      1.09%        2.16%         47.1%              --
                                                                                            --
      1991     15.87%          1,476,309      1.10%        1.51%         45.0%              --
                                                                                            --
      1992     (3.47)%         1,949,631      1.05%        1.49%         37.8%              --
                                                                                            --
      1993/    32.06%          3,746,055      1.01%/c/     1.52%/c/      29.8%/c/           --
      b/
                                                                                            --
      1994     12.03%          6,205,713      0.96%        1.11%         22.9%              --
                                                                                            --
      1995     0.38%           6,385,905      0.91%        1.56%         17.8%              --

      1996     14.87%          8,776,736      0.88%        1.58%         11.6%          $ 0.0020
---------------------------------------------------------------------------------------------------




 /a/ All per-share figures reflect the 2-for-1 stock split effective August 31, 1987.

 /b/ For the 10 months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.

 /c/ Annualized.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

 Prime Reserve Fund

   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective?

   The fund's objective is preservation of capital, liquidity, and, consistent with these, the highest possible current income through investments primarily in high-quality, money market securities.

  o There is no assurance the fund will be able to maintain a stable net asset value of $1.00 per share.


 What is the fund's investment program?

   The fund invests at least 95% of its total assets in prime money market instruments, that is, securities receiving the highest credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated

T. ROWE PRICE                                 12
   by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The fund's dollar-weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certficates of deposit, the fund is not insured or guaranteed by the U.S. government.


 What is a money market fund?

   A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest and maturities generally less than 13 months. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and municipalities. Money funds can be taxable or tax-exempt, depending on their investment program. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.


 What are the main types of money market securities the fund can invest in?

  o Commercial paper Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

  o Treasury bills Debt obligations sold at discount and repaid at face value by the U.S. Treasury. Bills mature in one year or less and are backed by the full faith and credit of the U.S. government.

  o Certificates of deposit Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  o Repurchase agreements Contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

  o Banker's acceptances Bank-issued commitments to pay for merchandise sold in the import/export market.

  o Agency notes Debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

  o Medium-term notes Unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

  o Bank notes Unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

  o For further details on the fund's investment program and practices, please see the section entitled Investment Policies and Practices.

ABOUT THE FUNDS                               13
 What are the main risks of investing in money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:

  o Credit risk The chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. Regulations require that 95% of the holdings in money market funds be rated in the highest credit category, and that the remaining 5% be rated no lower than the second highest credit category.

  o Interest rate or market risk The decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios-- a means of achieving an overall fund objective of principal safety--reduces their potential for price fluctuation.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  o Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  o Thorough credit research by our own analysts.

  o Maturity adjustments to reflect the fund manager's interest rate outlook.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella--from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

T. ROWE PRICE                                 14
   The fund does not invest in high-risk, highly leveraged derivatives, and it will invest in derivatives only if the expected risks and rewards are consistent with the fund's objective, policies, and overall risk profile as described in this prospectus.

  o You may want to review some fundamentals of money market securities.


 Is the fund's yield fixed or will it vary?

   It will vary. Yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since income in the fund will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested, its yield will vary.


 Is the fund's "yield" the same thing as its "total return"?

   Yes. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.


 What is "credit quality" and how does it affect a money market fund's yield?

   Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Securities backed by the full faith and credit of the U.S. government are regarded as free of credit risk. Among money market securities, Treasury bills generally carry lower yields than other instruments of comparable maturity.


 What is meant by a money market fund's "maturity"?

   Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.

ABOUT THE FUNDS                               15
 How can I decide if the fund is appropriate for me?

   Review your own financial objectives, time horizon, and risk tolerance. For example, a money fund is designed to provide principal stability, which makes it a good choice for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds.

  o An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but should not represent your complete investment program.


 Is there other information I need to review before making a decision?

   Be sure to review Investment Policies and Practices in Section 3, which discusses the following: Types of Portfolio Securities (money market securities, asset-backed securities, foreign securities, and private placements); and Types of Management Practices (borrowing money and transferring assets, and lending of portfolio securities).


 New Income Fund

   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective?

   The fund's objective is to provide the highest level of income consistent with the preservation of capital over time through investment primarily in marketable debt securities.


  o The fund should not represent your complete investment program, nor be used for short-term trading purposes.


 What is the fund's investment program?

   At least 80% of the fund's total assets will be invested in income-producing, investment-grade instruments, including (but not limited to) U.S. government and agency obligations, mortgage-backed securities, corporate debt securities, asset-backed securities, bank obligations, collateralized mortgage obligations (CMOs), commercial paper, foreign securities, and others. There are no maturity restrictions on securities purchased by the fund, but the fund's dollar-weighted average maturity is generally expected to be between 4 and 15 years.

  o For further details on the fund's investment program and practices, please see the section entitled Investment Policies and Practices.

T. ROWE PRICE                                 16
 What is the credit quality of the fund's investments?

   Securities purchased by the fund must be rated within the four highest credit categories by at least one established public rating agency (or, if unrated, must have a T. Rowe Price equivalent) and the fund will not purchase any security rated below investment grade by Standard & Poor's, Moody's, or Fitch Investor Services. An investment-grade security can range from the highest rating (AAA) to medium quality (BBB). Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics. The fund may retain a security that is downgraded to a noninvestment-grade level after purchase.


 Is the fund a substitute for a money market fund?

   No. Money market funds, which have an average maturity substantially under one year, ordinarily generate lower income in return for stability of net asset value. The fund is designed to provide higher income than these funds with commensurately greater price fluctuation. As such, it should be viewed as a longer-term investment.


 What are the most important influences on fund performance?

   Performance (total return) is determined by the change in the fund's share price and income level over a given period. Both components are affected by changes in interest rates.

   The fund's share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for the fund's income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

   The maturity and type of securities in the fund's portfolio determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities, and vice versa. Mortgage-backed securities usually follow this pattern but, because of prepayments, would not be expected to rise as much in price as Treasury or corporate bonds.

   You will find more information about the types of securities the fund may own and how they may perform further on in this section and in Section 3.


 What are the main risks of investing in the fund?


  o Interest rate or market risk The decline in the prices of fixed income securities and funds that may accompany a rise in the overall level of interest rates (please see Table 4).

ABOUT THE FUNDS                               17

  o Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

  o Currency risk The possibility that the fund's foreign holdings will be adversely affected by fluctuations in currency markets.

  o The fund's share price will fluctuate; when you sell your shares, you may lose money.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  o Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  o Thorough credit research by our own analysts.

  o Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella--from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust the fund's duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different than that of a long-term investment-grade bond.

T. ROWE PRICE                                 18
  o You may want to review some fundamentals that apply to all fixed income investments.


 Is the fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same as "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.


 What is "credit quality" and how does it affect the fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.


 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many corporate and municipal bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer wants to refinance at a lower rate. In such an environment, a bond's "effective maturity" is usually its nearest call date. For example, the effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting

ABOUT THE FUNDS                               19
   effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 4.



 Table 4
     How Interest Rates Affect Bond Prices   Price per $1,000 of Bond Face Value if Interest
Rates:

     Bond Maturity        Coupon       Increase1 Point     2 Points   Decrease1 Point        2 Points

                1 year         3.65%  $       990       $981         $     1,010        $1,020

                 5 years       4.55           957        916               1,045         1,093

                10 years       5.05           926        858               1,082         1,171

                30 years       5.80           873        769               1,158         1,356
------------------------------------------------------------------------------------------------------



 Coupons reflect yields on Treasury securities as of December 31, 1996. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 How can I decide if the fund is appropriate for me?

   Review your own financial objectives, time horizon, and risk tolerance to choose a fund (or funds) suitable for your particular needs. The fund may be appropriate for a variety of objectives. For instance, steadily reinvesting the

T. ROWE PRICE                                 20
   fund's income is a conservative strategy for building capital over time. The fund may also be appropriate if you are looking for a higher level of income than provided by a shorter-term bond fund and can accept greater fluctuations in share price. Keep in mind that the share price of any bond fund will fluctuate. If you are investing for principal safety and liquidity, you should consider a money market fund.


 Is there other information I need to review before making a decision?

   Be sure to review Investment Policies and Practices in Section 3, which discusses the following: Types of Portfolio Securities (bonds, common and preferred stocks, convertible securities and warrants, foreign securities, asset-backed securities, mortgage-backed securities, hybrid instruments, private placements, and utility industry concentration); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign exchange risk, lending of portfolio securities, when-issued securities and forward commitment contracts, and portfolio turnover).


 Equity Income Fund

   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


  o The fund should not represent your complete investment program, nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.


 What is the fund's investment program?

   Under normal circumstances, the fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation, as determined by T. Rowe Price.

   The fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

ABOUT THE FUNDS                               21
 What are the fund's major characteristics?

   T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund's yield to be above that of the Standard & Poor's 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.


 How does the fund select stocks for the portfolio?

   The fund will generally consider companies with the following characteristics:

  o Established operating histories.

  o Above-average current dividend yield relative to the average yield of the S&P 500.

  o Low price/earnings ratios relative to the S&P 500.

  o Sound balance sheets and other financial characteristics.

  o Low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.


 What is meant by a "value" investment approach?

   Value investors look for undervalued assets, seeking to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly.

   Finding undervalued stocks requires considerable research to identify the particular company, analyze its underlying financial condition and prospects, and assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

   Some of the principal measures used to identify such stocks are:

  o Price/earnings ratio Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

  o Price/book value ratio This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

T. ROWE PRICE                                 22
  o Dividend yield A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.


   3 A stock selling at $10 with a dividend of $0.50 has a 5% yield.

  o Price/cash flow Dividing a stock's price by the company's cash flow per share, rather than its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

  o Undervalued assets This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  o Restructuring opportunities The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.


 What are some of the fund's potential risks?

   The fund's emphasis on stocks of established, high dividend-paying companies, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the appeal of stocks purchased by the fund, further restraining total return.


  o The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, dividends are usually more reliable. Stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends.

ABOUT THE FUNDS                               23
 What are some potential risks and rewards of investing in the stock market?

   Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. However, economic growth has been punctuated by periodic declines that can negatively affect corporate earnings and stock prices. Share prices of even the best managed, most profitable corporations can decline for reasons unrelated to their performance, such as swings in investor psychology or anticipated changes in interest rates. In addition, significant trading by large institutional investors can result in price fluctuations.


  o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in stock investing in an effort to achieve income and capital appreciation, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to review Investment Policies and Practices in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, foreign securities, fixed income securities, high-yield/high-risk investing, hybrid instruments, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign currency risk, lending of portfolio securities, and portfolio turnover).


 International Stock Fund

   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective and investment program?

   The fund's objective is long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world--developed, newly industrialized, and emerging.

T. ROWE PRICE                                 24
 What securities can the fund invest in other than common stocks?

   The fund expects to invest substantially all of its assets in common stocks. However, the fund may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options. Under normal market conditions, the fund's investment in securities other than common stocks is limited to no more than 35% of total assets. However, for temporary defensive purposes, the fund may invest all or a significant portion of its assets in U.S. government and corporate debt obligations. The fund will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the fund from retaining a security downgraded to below investment grade after purchase.


 How does the portfolio manager select stocks?


   Price-Fleming blends a bottom-up approach to individual stock selection based on fundamental research with an awareness of the economic overview of the countries in our opportunity set. Country weightings and stock selection are developed through the interplay of general economic analysis and an examination of the relative attractiveness of opportunities within each market. Stock selection is the focal point of decision-making, however. Fund managers weigh a company's prospects for achieving and sustaining above-average, long-term earnings growth and also look at valuation factors such as price/earnings, price/cash flow, and price/book value ratios.


 What are the major risks associated with international investing and this fund?

   Stock prices of foreign and U.S. companies are subject to many of the same influences, such as general economic conditions, company and industry earnings prospects, and investor psychology. However, investing in foreign securities also involves additional risks which can increase the potential for losses in the fund. These risks are normally significantly magnified for investments in emerging markets.

  o Currency fluctuations Transactions in foreign securities are conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be

ABOUT THE FUNDS                               25
   reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs.

  o Exchange rate movements can be large and can last for extended periods.

  o Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic funds.


  o Political and economic factors The economies, markets, and political structures of a number of the countries in which each fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets such as those found in Latin America, Asia, Eastern Europe, and Africa. However, even investments in countries with highly developed economies are subject to risk. For example, the Japanese stock market historically has experienced wide swings in value.

  o While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.


   Some economies are less well developed (for example, various countries in Latin America, Eastern Europe, Africa, and Asia), overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures (for example, Japan, Southeast Asia, Latin America, Eastern Europe, and Africa). This makes investment in such markets significantly riskier than in other countries. Some countries, particularly in Latin America and other emerging markets, have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as Eastern Europe, China, and Africa, should be regarded as speculative.

   Certain countries have histories of instability and upheaval (for example, various countries in Latin America and Africa) with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to

T. ROWE PRICE                                 26
   repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  o Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund to risks not customary in the U.S. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

  o Pricing Portfolio securities may be listed on foreign exchanges that are open days (such as Saturdays) when the funds do not compute their prices. As a result, a fund's net asset value may change significantly on days when shareholders cannot make transactions.


  o For more details on potential risks of foreign investments, please see Investment Policies and Practices.


 What can I expect in terms of price volatility?

   Like U.S. stock investments, common stocks of foreign companies offer investors a way to build capital over time. Nevertheless, the long-term rise of foreign stock prices as a group has been punctuated by declines. Share prices of all companies, even the best managed, most profitable, whether U.S. or foreign, are subject to market risk, which means they can fluctuate widely.

   In less well-developed stock markets, such as those found in Latin America, Eastern Europe, Africa, and Asia, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices.


  o The fund's share price will fluctuate; when you sell your shares, you may lose money.


 How does the portfolio manager try to reduce risk?

   The principal tools are intensive research and diversification; currency hedging techniques are used from time to time.

  o In addition to conducting on-site research in portfolio countries and companies, Price-Fleming has close ties with investment analysts based throughout the world.

ABOUT THE FUNDS                               27
  o Diversification significantly reduces but does not eliminate risk. The impact on a fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries.

   Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  o Under normal conditions, the funds do not engage in extensive currency hedging programs. However, when foreign exchange rates are expected to be unfavorable for U.S. investors, fund managers can hedge the risk through the use of currency forwards and options. In a general sense, these tools allow a manager to exchange currencies in the future at a rate specified in the present. (For more details, please see Foreign Currency Transactions under Investment Policies and Practices.) If the manager's forecast is wrong, the hedge may cause a loss. Also, it may be difficult or not practical to hedge currency risk in many emerging countries.


 How can I decide if the fund may be appropriate for me?

   First, be sure that your investment objective is the same as the fund's: capital appreciation over time. If you will need the money you plan to invest in the near future, the fund is not suitable.

   Second, your decision should take into account whether you have any other foreign stock investments.

   Third, consider your risk tolerance and the risk profile of the fund.


  o The fund should not represent your complete investment program, nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to review Investment Policies and Practices in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, fixed income securities, hybrid instruments, passive foreign investment companies, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, foreign currency transactions, futures and options, tax consequences of hedging, and portfolio turnover).

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.

   The calculation of the International Stock Fund's net asset value normally will not take place contemporaneously with the determination of the value of the fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the fund's net asset value is calculated will not be reflected in the fund's net asset value unless Price-Fleming, under the supervision of the fund's Board of Directors, determines that the particular event should be taken into account in computing the fund's net asset value.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by ACH transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH (Automated Clearing

ABOUT YOUR ACCOUNT                            29
   House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  o The New Income Fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

T. ROWE PRICE                                 30
  o The Prime Reserve Fund declares income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend for the next business day after payment has been received.

  o Bond and money funds pay dividends on the first business day of each month.

  o Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  o The Equity Income Fund declares and pays a dividend quarterly. All or part of the fund's dividends will be eligible for the 70% deduction for dividends received by corporations.

  o The International Stock Fund declares and pays dividends (if any) annually. The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

  o Since money funds are managed to maintain a constant share price, the Prime Reserve Fund is not expected to make capital gain distributions.

   Capital gains
  o A capital gain or loss is the difference between the purchase and sale price of a security.

  o If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

   You need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

  o You will be sent timely information for your tax filing needs.

ABOUT YOUR ACCOUNT                            31
   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less and you received a long-term capital gain on such shares, your short-term loss recognized is reclassified to long-term to the extent of such capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.

T. ROWE PRICE                                 32
   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce a fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by a fund.

   Foreign investments (not applicable to Prime Reserve Fund)
   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If any of the funds pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, and with respect to the International Stock Fund, will also be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the International Stock Fund.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution (excluding Prime Reserve Fund)
   If you buy shares shortly before or on the "record date"-- the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

ABOUT YOUR ACCOUNT                            33
   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption, but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

  o T. Rowe Price may bar excessive traders from purchasing shares.

T. ROWE PRICE                                 34
 Excessive Trading

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to the funds of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

ABOUT YOUR ACCOUNT                            35
 Signature Guarantees

   You may need to have your signature guaranteed in certain situations, such as:

  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   The Prime Reserve and New Income Funds are Maryland corporations organized in 1975 and 1973, respectively, and the Equity Income Fund, for tax and business reasons, was organized as a Massachusetts business trust in 1985. The International Stock Fund is a series of the T. Rowe Price International Funds, Inc. (the Corporation) which was organized in 1979 as a Maryland corporation. Effective May 1, 1986, the Corporation converted from a Maryland corporation to a Massachusetts business trust known as the T. Rowe Price International Trust (Trust). On May 1, 1990, the Trust converted back to a Maryland corporation. The Prime Reserve, New Income, and the Equity Income Funds under the Corporation are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

  o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  o Receive a proportional interest in a fund's income and capital gain distributions.

  o Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you

ABOUT YOUR ACCOUNT                            37
   can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

  o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the funds' portfolio managers.


 Who runs the funds?

   General Oversight
   The funds are governed by a Board of Directors or Trustees that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of each fund is that a majority of Board members will be independent of T. Rowe Price and Price-Fleming.

   Investment Manager
   For the Prime Reserve, New Income, and Equity Income Funds, all decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the funds' portfolio managers. T. Rowe Price's office is located at 100 East Pratt Street, Baltimore, Maryland 21202. For the International Stock Fund, Price-Fleming is responsible for selection and management of portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in Baltimore, London, Tokyo, and Hong Kong.

   Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
   T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

   T. Rowe Price, Flemings, and Jardine Flemings are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  o Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

T. ROWE PRICE                                 38
   Portfolio Management
   The Prime Reserve Fund has an Investment Advisory Committee composed of the following members: Edward A. Wiese, Chairman, Patrice L. Berchtenbreiter, Paul W. Boltz, Brian E. Burns, Robert P. Campbell, Donna M. Davis-Ennis, James M. McDonald, Joan R. Potee, Robert M. Rubino, and Gwendolyn G. Wagner. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Weise has been chairman of the fund's committee since 1990. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

   The New Income Fund has an Investment Advisory Committee composed of the following members: Charles P. Smith, Chairman, Paul W. Boltz, Heather R. Landon, Edmund M. Notzon, Robert M. Rubino, Peter Van Dyke, and Gwendolyn G. Wagner. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Smith has been chairman of the fund's committee since 1988. He joined T. Rowe Price in 1972 and has been managing investments since 1975.

   The Equity Income Fund has an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard
   P. Howard, William J. Stromberg, and Daniel Theriault. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Rogers has been chairman of the fund's committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.


   The International Stock Fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program. The members of the advisory group are: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren.

   Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming.) Christopher Alderson joined Price-Fleming in 1988, and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 16 years of experience with the Fleming Group in research and

ABOUT YOUR ACCOUNT                            39
   portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of portfolio management experience. Benedict Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience.
    David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research, and portfolio management.

   Portfolio Transactions
   The International Stock Fund's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the fund.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

 Table 5 Service Fees Paid
            Fund           Transfer Agent           Sub-accountingServices    Accounting

                          $     5,089,000                       $3,176,000   $    85,000

                                1,664,000  1,683,000                             129,000

                                3,196,000                        4,500,000        85,000

                                5,147,000  2,340,000                             130,000
-----------------------------------------------------------------------------------------




 Fees paid for Prime Reserve, New Income, and International Stock Funds are for the 1996 fiscal year. The Equity Income Fund fees paid are for the 1995 fiscal year.

T. ROWE PRICE                                 40
   The Management Fee
   This fee has two parts-- an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.370%  Next $1 billion  0.330%  Next $10 billion
     -----------------------------------------------------------------------------
     0.450%  Next $1 billion   0.360%  Next $2 billion  0.320%  Next $10 billion
     -----------------------------------------------------------------------------
     0.420%  Next $1 billion   0.350%  Next $2 billion  0.310%  Next $16 billion
     -----------------------------------------------------------------------------
     0.390%  Next $1 billion   0.340%  Next $5 billion  0.305%  Thereafter



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $61 billion at December 31, 1996, the group fee was 0.33%.


 International Stock Fund


 Research and Administration

   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts, and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited
   (FIAM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of .075% of the market value of all assets in active fixed income accounts and .0175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.

MORE ABOUT THE FUNDS                          41
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  o Total return is the most widely used performance measure. Detailed performance information is included in fund annual and semiannual shareholder reports, and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the average price

T. ROWE PRICE                                 42
   during the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   Prime Reserve Fund The fund may advertise a "current" yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

   New Income Fund The advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

  o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   A fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, the New Income Fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid securities could have significantly more of an impact

MORE ABOUT THE FUNDS                          43
   on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in a fund's holdings, a fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Prime Reserve Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of short-term security or instrument whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Money Market Securities
   Money market securities are IOUs issued by companies or governmental units. Money market securities may be interest-bearing or discounted to reflect the rate of interest paid. In the case of interest-bearing securities, the issuer has a contractual obligation to pay coupon interest at a stated rate on specific dates and to repay the face value on a specified date. In the case of a discount security, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value. In either case, an issuer may have the right to redeem or "call" the security before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A money market security's price usually rises when interest rates fall, and vice versa.

   Money market securities may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain money market securities have interest rates that are adjusted periodically which tend to minimize fluctuations in their principal value. When calculating its weighted average maturity, the fund may shorten the maturity of these securities in accordance with Rule 2a-7.

T. ROWE PRICE                                 44
   Operating policy Except as may be permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than: (1) 5% of its total assets in securities of that issuer, where the securities are prime securities (other than for certain temporary, limited purposes); or (2) where the securites are not prime securities, 5% of its total assets in such securities and 1% of its total assets in the securities of that issuer.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or of the swap counterparty. There is no limit on the fund's investment in these securities.

   Foreign Securities
   The fund may invest in certain foreign securities--dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.

   Operating policy The fund may invest without limit in U.S. dollar-denominated foreign securities.

  o Foreign securities increase the fund's diversification and may enhance return, but involve special risks, especially for developing countries.

MORE ABOUT THE FUNDS                          45
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 10% of its net assets in illiquid securities.


 Types of Management Practices

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.


 New Income Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

T. ROWE PRICE                                 46
   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund, provided that these limitations do not apply to the fund's purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   Bonds
   A bond is an interest-bearing security-- an IOU--issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates that are adjusted periodically, which tend to minimize fluctuations in their principal value. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

MORE ABOUT THE FUNDS                          47
  o Without regard to quality, the fund may invest up to 25% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or other equity securities.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the fund invests in developing countries, these risks are increased.

   Operating policy The fund may invest without limitation in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 20% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the United States.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may

T. ROWE PRICE                                 48
   lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support. There is no limit on the fund's investment in these securities.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

  o There is no limit on the fund's investment in mortgage-backed securities.

  o Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed

MORE ABOUT THE FUNDS                          49
   or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  o Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal payments (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund could use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with and more rapidly than short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer securities and become more volatile. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

   Operating policy The fund may invest up to 10% of its total assets in stripped mortgage securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the

T. ROWE PRICE                                 50
   redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

   Utility Industry Concentration
   The fund may, under certain circumstances, invest a substantial amount of its assets in the utility industry. Investments in this industry may be affected by environmental conditions, energy conservation programs, fuel shortages, availability of capital to finance operations and construction programs, and federal and state legislative and regulatory actions. T. Rowe Price believes that any risk to the fund which might result from concentrating in any such industry will be minimized by diversification of the fund's investments.

   Fundamental policy As a matter of fundamental policy, the fund will, under certain conditions, invest up to 50% of its assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum.


 Types of Management Practices

   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities.

MORE ABOUT THE FUNDS                          51
   This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.


  o Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

T. ROWE PRICE                                 52
   Managing Foreign Exchange Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging."
    The fund may also use these contracts to create a synthetic bond--issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Operating policy The fund will not commit more than 20% of its total assets to forward currency contracts.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund's investment in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset values than if the fund did not purchase them.

   Portfolio Turnover
   Although the fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ended May

MORE ABOUT THE FUNDS                          53
   31, 1996 and May 31, 1995, were 35.5%, and 54.1%; respectively. The fund's annualized portfolio turnover rate for the three-month fiscal year ended May 31, 1994, was 91.5%. The fund's portfolio turnover rates for the fiscal years ended February 28, 1994, and February 28, 1993, were 58.3%, and 85.8%, respectively.


 Equity Income Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine

T. ROWE PRICE                                 54
   higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   High-Yield/High-Risk Investing
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the

MORE ABOUT THE FUNDS                          55
   market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices

   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.


  o Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 56
   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the fund.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.


  o Futures are used to manage risk; options give the investor the option to buy or sell an asset at a predetermined price in the future.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign

MORE ABOUT THE FUNDS                          57
   securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1995, 1994, and 1993 were 21.4%, 36.3%, and 31.2%, respectively.


 International Stock Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate

T. ROWE PRICE                                 58
   securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Fixed Income Securities
   The fund may invest in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   Passive Foreign Investment Companies
   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income

MORE ABOUT THE FUNDS                          59
   regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income, which the fund will be required to distribute even though it has not sold the security.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices

   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.


  o Cash reserves provide flexibility and serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 60
   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Foreign Currency Transactions
   The fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

   The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Price-Fleming believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under certain circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Price-Fleming will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the fund's total return could be adversely affected as a result.

   There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and

MORE ABOUT THE FUNDS                          61
   options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the fund.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Under applicable tax law, the fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The

T. ROWE PRICE                                 62
   fund's portfolio turnover rates for the fiscal years ended October 31, 1994, October 31, 1995, and October 31, 1996 were 22.9%, 17.8%, and 11.6%, respectively.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                     Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the following page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 64
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD  21117

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, National Association (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  65
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

                                                                         By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD  21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram,

T. ROWE PRICE                                 66
or express mail. For exchange policies, please see Transaction Procedures and Special Requirements --Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers --By Wire under Shareholder Services.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements--Signature Guarantees).

                                                                    Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD  21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

                                                     Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been

INVESTING WITH T. ROWE PRICE                  67
restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services
                                                   1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE                                 68
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

                                   Automated Services Tele*Access 1-800-638-2587
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).


T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

INVESTING WITH T. ROWE PRICE                  69
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities -- stocks, bonds, options, and others -- at considerable commission savings. We also provide a wide range of services, including:

T. ROWE PRICE                                 70
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service--free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment Services, / /Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

INVESTING WITH T. ROWE PRICE                  71
Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660    1-410-547-2308


 For Existing Accounts
 Shareholder Services   1-800-225-5132
  1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days


To Open a Discount Brokerage Account
 1-800-638-5660


Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.    Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 http://www.troweprice.com

                                                              PROSGEN 3/1/97



























































          PAGE 2
                         STATEMENT OF ADDITIONAL INFORMATION


                        T. Rowe Price Prime Reserve Fund, Inc.
                         T. Rowe Price New Income Fund, Inc.
                           T. Rowe Price Equity Income Fund
                       T. Rowe Price International Stock FundR

                                    (the "Funds")

               This Statement of Additional Information is not a prospectus but should be read in conjunction with each Fund's prospectus dated March 1, 1997, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is March 1, 1997.























                                                             SAI-GEN 3/1/97


















          PAGE 3
                                  TABLE OF CONTENTS

                                       Page                            Page

             Adjustable Rate Mortgages     Investment Restrictions  . .
          Adjustable Rate Securities  .    Legal Counsel  . . . . . . .
          Asset-Backed Securities . . .    Lending of Portfolio
          Code of Ethics  . . . . . . .     Securities  . . . . . . . .
          Covered Call and Put             Management of Funds  . . . .
           Options  . . . . . . . . . .    Mortgage-Related Securities
          Custodian . . . . . . . . . .    Net Asset Value Per Share  .
          Dealer Options  . . . . . . .    Organization of the Funds  .
          Distributor for Funds . . . .    Portfolio Management
          Dividends . . . . . . . . . .     Practices   . . . . . . . .
          Federal Registration             Portfolio Transactions   . .
           of Shares  . . . . . . . . .    Pricing of Securities  . . .
          Foreign Currency                 Principal Holders of
           Transactions . . . . . . . .     Securities  . . . . . . . .
          Futures Contracts . . . . . .    Ratings of Commercial
          Hybrid Instruments  . . . . .     Paper   . . . . . . . . . .
          Illiquid or Restricted           Ratings of Corporate Debt
           Securities . . . . . . . . .     Securities  . . . . . . . .
          Independent Accountants . . .    Repurchase Agreements  . . .
          Industry Concentration  . . .    Risk Factors   . . . . . . .
          Investment Management            Shareholder Services  .
           Services . . . . . . . . . .    Tax Status   . . . . . . . .
          Investment Objectives and        Warrants  . . . . . . .
           Policies . . . . . . . . . .    When-Issued Securities and
          Investment Performance  . . .     Forward Commitment
          Investment Program  . . . . .     Contracts   . . . . . . . .
                                           Yield Information  . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in the prospectus. The International Stock Fund's investment objective is a fundamental policy. The Prime Reserve, New Income, and Equity Income Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment program and restrictions of each Fund are not fundamental policies. The operating policies of each Fund are subject to change by its Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fundamental policies of each Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the
















          PAGE 4
          shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.


                                     RISK FACTORS

          General

          New Income and Equity Income Funds

               Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not an appropriate investment for those whose primary objective is principal stability. The Equity Income Fund will normally have substantially all of its assets in equity securities (e.g., common stocks). This portion of the Equity Income Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Funds will fluctuate based upon market conditions. Although the Funds seek to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Funds will achieve their investment objectives. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          Prime Reserve Fund

               There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the Fund is not guaranteed or insured by the U.S. Government, and its yield is not fixed. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

          New Income and Equity Income Funds

               Debt Obligations

               Although substantially all of the Equity Income Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets,















          PAGE 5
          the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Equity Income Fund's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although each Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve their investment objectives.

          Prime Reserve, New Income and Equity Income Funds

               After purchase by each Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Prime Reserve Fund, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of each Fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.
















          PAGE 6
          Equity Income Fund

               Special Risks of High Yield Investing

               The Fund may invest in low quality bonds commonly referred to as "junk" bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leverage issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

          New Income Fund

               Mortgage securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal payments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

               The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally















          PAGE 7
          vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates.
          They should also display less volatility than long-term mortgage securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

          All Funds, except Prime Reserve Fund

          Foreign Securities

               The Equity Income Fund may invest in U.S. dollar-denominated and non U.S. dollar-denominated securities of foreign issuers.

                          Risk Factors of Foreign Investing

                    There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the Funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, China, Latin America, Eastern Europe, the countries of the former Soviet Union, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

               General (International Stock Fund). Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. The Fund is designed for individual and institutional investors seeking to diversify beyond the United















          PAGE 8
          States in actively researched and managed portfolios, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities.

               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

               Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These















          PAGE 9
          restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. It is contemplated that most foreign securities, other than Latin American securities, will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Currently, it is anticipated that many Latin American investments will be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these















          PAGE 10
          investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Funds. (See "Tax Status," page __.)

               Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the















          PAGE 11
          country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.


                                  INVESTMENT PROGRAM

                                 Types of Securities

               Set forth below is additional information about certain of the investments described in the Funds' prospectus.

                                   Debt Securities

          Prime Reserve, New Income and Equity Income Funds

               Fixed income securities in which the Funds may invest include, but are not limited to, those described below.

               U.S. Government Obligations. Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

















          PAGE 12
               Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

               Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures).
          Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, a province, instrumentality or political subdivision, or similar unit thereof.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

          New Income Fund

                             Mortgage-Related Securities

               Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and















          PAGE 13
          if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions.

               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.















          PAGE 14

               Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

               Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities is issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

               Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and
          (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in















          PAGE 15
          recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

















          PAGE 16
               Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

               Collateralized Mortgage Obligations (CMOs). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to















          PAGE 17
          the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

               CMO structures may also include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs.
          The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

               Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like















          PAGE 18
          other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. A rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the Staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.


















          PAGE 19
               Adjustable Rate Mortgages. Adjustable rate mortgage (ARM) securities are collateralized by adjustable rate, rather than fixed rate, mortgages.

               ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at regular intervals of one year or less. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

               Characteristics of Adjustable Rate Mortgage Securities - Interest Rate Indices. The interest rates paid on adjustable rate securities are readjusted periodically to an increment over some predetermined interest rate index. Such readjustments occur at intervals ranging from one to 60 months. There are three main categories of indexes: (1) those based on U.S. Treasury securities (2) those derived from a calculated measure such as a cost of funds index ("COFI") or a moving average of mortgage rates and (3) those based on actively traded or prominently posted short-term, interest rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels. The market value of the Fund's assets and of the net asset value of the Fund's shares will be affected by the length of the adjustment period, the degree of volatility in the applicable indexes and the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These
















          PAGE 20
          maximum increases and decreases are typically referred to as "caps" and "floors", respectively.

               A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Additionally, there can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

               LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

               Caps and Floors. ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

               Mortgage securities generally have a maximum maturity of up to 30 years. However, due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to















          PAGE 21
          short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments, however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities on page __. Several characteristics of ARMs may make them more susceptible to prepayments than other Mortgage-Backed Securities. An adjustable rate mortgage has greater incentives to refinance with a fixed rate mortgage during favorable interest rate environments, in order to avoid interest rate risk. Also, homes financed with adjustable rate mortgages may be sold more frequently because of the prevalence of first-time home buyers in the adjustable rate mortgage market. Also, delinquency and foreclosure rates are higher in this market since many buyers use adjustable rate mortgages to purchase homes that they could not otherwise finance on a fixed rate basis. Significant increases in the index rates for the adjustable rate mortgages may also result in increased delinquency and default rates, which in turn, may affect prepayment rates on the ARMs.

               Other Mortgage Related Securities. The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

                               Asset-Backed Securities

          Prime Reserve, New Income and Equity Income Funds

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.
















          PAGE 22
               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

               Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
          This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

















          PAGE 23
               Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

               Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
          Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

               Automobile Receivable Securities. The Fund may invest in Asset-Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of















          PAGE 24
          prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

               Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

               Credit Card Receivable Securities. The Fund may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the















          PAGE 25
          quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.
          An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

               Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

               Other Assets. T. Rowe Price anticipates that Asset Backed Securities backed by assets other than those described above will be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

               There are, of course, other types of securities that are, or may become available, which are similar to the foregoing, and the Fund reserves the right to invest in these securities.

                                Industry Concentration

               When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50% of its assets, in any one such industry, if the Fund has cash for such investment (i.e., the Fund will not sell portfolio securities to raise cash) and, if in T. Rowe Price's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or Standard & Poor's and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based















          PAGE 26
          dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Fund's policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see Investment Restriction
          (3) on page __.)

          New Income, Equity Income and International Stock Funds

                                       Warrants

               The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          Hybrid Instruments (All Funds, except Prime Reserve)

               Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by















          PAGE 27
          reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of
















          PAGE 28
          course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.
          Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which
















          PAGE 29
          regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of net assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

          Prime Reserve, New Income and Equity Income Funds

               When-Issued Securities and Forward Commitment Contracts

               The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for the When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

               To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.
















          PAGE 30
          All Funds

                          Illiquid or Restricted Securities

               Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Funds' Boards of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% (10% for Prime Reserve Fund) of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

               Notwithstanding the above, the Funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price or Price-Fleming, under the supervision of the Funds' Boards of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% (10% for Prime Reserve Fund) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price or Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price or Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases,
          (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% (10% for Prime Reserve Fund) of its assets in illiquid securities. Investing in Rule 144A















          PAGE 31
          securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          Prime Reserve and New Income Funds

                        Additional Adjustable Rate Securities

               Certain securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

               Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value which approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

               Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
















          PAGE 32
               Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

               There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.


                            PORTFOLIO MANAGEMENT PRACTICES

          All Funds

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers, institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within the lesser of five business days' notice or, in connection with securities trading the normal settlement period for such securities. The Funds will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price or Price-Fleming to be of good standing and will not be made unless, in the judgment of T. Rowe Price or Price-Fleming, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange
          Commission, each Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or
















          PAGE 33
          Price-Fleming (collectively, "Price Funds"). The Funds have no current intention of engaging in these practices at this time.

                                Repurchase Agreements

               Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) Prime Reserve Fund -- the underlying securities are either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, New Income, Equity Income, and International Stock Funds -- the underlying securities are of the type (excluding maturity limitations) which each Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids















          PAGE 34
          certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page __.)

          New Income, Equity Income and International Stock Funds

                                       Options

               Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options

               Each Fund may write (sell) "covered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, a Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's or Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

               A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

               The Funds will write only covered call options. This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the















          PAGE 35
          fluctuating market value of the optioned securities or currencies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the Funds' policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price or Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical
















          PAGE 36
          option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that a Fund will be able to effect such closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When a Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. Each Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


















          PAGE 37
               Each Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, each Fund will offset, against the value of assets covering written calls and puts, the aggregate market value of all assets underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

               The Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

               Each Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or each Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

               A Fund would generally write covered put options in circumstances where T. Rowe Price or Price-Fleming wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event a Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and















          PAGE 38
          result in a significant loss to the Fund. In addition, a Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               The Funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering written put or call options exceeds 25% of the market value of each Fund's net assets. In calculating the 25% limit, each Fund will offset, against the aggregate market value of assets covering written puts and calls, the value of all assets underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

                                Purchasing Put Options

                 Each Fund may purchase American or European style put options. As the holder of a put option, each Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

               A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price or Price-Fleming deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. Although the Equity Income Fund has no current intention, in the foreseeable future, of purchasing put options at a time when the Fund does not own the underlying security, it reserves the right















          PAGE 39
          to do so. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

               Each Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of each Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                               Purchasing Call Options

               The Funds may purchase American or European style call options. As the holder of a call option, each Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that















          PAGE 40
          would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

               To the extent required by the laws of certain states, each Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should each Fund obtain a waiver of their application, each Fund may commit more than 5% of its assets to premiums when purchasing call and put options. Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

               The New Income, Equity Income, and International Stock Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency















          PAGE 41
          of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

          New Income, Equity Income and International Stock Funds

                                  Futures Contracts

               Futures are a type of potentially high-risk derivative.

          Transactions in Futures

               The Funds may enter into futures contracts, including stock index interest rate and currency futures ("futures or futures contracts").

               Stock index futures contracts may be used to provide a hedge for a portion of the Equity Income and International Stock Funds' portfolios, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund. In this regard, a Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates. Futures can also be used as an efficient means of regulating the Fund's exposure to the market.

















          PAGE 42
               The Funds will enter into futures contracts which are traded on national or foreign futures exchange and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing each Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

               The Funds may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on these positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

               The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by each Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could
















          PAGE 43
          impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index with respect to the Equity Income and International Stock Funds, and a debt security with respect to the New Income Fund) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short















          PAGE 44
          positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               For the New Income Fund, as an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

               With respect to the Equity Income Fund, for example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which















          PAGE 45
          the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

               With respect to the International Stock Fund, for example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the















          PAGE 46
          value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.
          Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash, liquid high-grade debt or other appropriate cover, equal in value to the current value of the underlying instrument less the margin deposit.

               Liquidity. Each Fund may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. Each Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, a Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
















          PAGE 47
               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price and Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Funds for hedging purposes is also subject to T. Rowe Price's and Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price and Price-Fleming believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin















          PAGE 48
          deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price or Price-Fleming might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Funds may purchase and sell options on the same types of futures in which they may invest.

               Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices with respect to the Equity Income and International Stock Funds, or financial indices with respect to the New Income Funds. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Funds and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.















          PAGE 49

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

               Although each Fund has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options--New Income, Equity Income and International Stock Funds

               Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the















          PAGE 50
          National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          New Income, Equity Income and International Stock Funds

                            Foreign Currency Transactions

               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

               The Funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

               First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency















          PAGE 51
          involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

               Second, when T. Rowe Price or Price-Fleming believe that the currency of a particular foreign country may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price and Price-Fleming believe that it is important to have the flexibility to enter into such forward contracts when either determines that the best interests of the Fund will be served.

               Third, the New Income Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument -- the security would be issued by a U.S. issuer but the dollar component would be transformed into a foreign currency through a forward contract.

               The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of















          PAGE 52
          foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover. In determining the amount to be delivered under a contract, a Fund may net offsetting positions.

               At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price or Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not















          PAGE 53
          charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

               The discussion herein may refer to transactions in which the Equity Income Fund does not engage. The Fund's prospectus sets forth the types of transactions permissible for the Fund.

               The Funds may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. A Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

               Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.















          PAGE 54

               In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of a Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, a Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions, in the form of operating policies, are subject to change by each Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

          All Funds

                                 Fundamental Policies

               As a matter of fundamental policy, each Fund may not:

               (1) Borrowing. Borrow money except that each Fund may (i) borrow for non-leveraging, temporary or emergency















          PAGE 55
                    purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with a Fund's investment objective and program, provided that the combination of (i) and
                    (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

               (2) Commodities. Purchase or sell physical commodities; except that the Funds (other than the Prime Reserve
                    Fund) may enter into futures contracts and options thereon;

               (3) (a) Industry Concentration (Equity Income and International Stock Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of each Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                    (b) Industry Concentration (Prime Reserve Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances; and

                    (c) Industry Concentration (New Income Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;















          PAGE 56

               (4) Loans. Make loans, although each Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

               (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of each Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

               (6) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of each Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by a Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

               (7) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

               (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

               (9) Underwriting. Underwrite securities issued by other persons, except to the extent that each Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                    NOTES

                    The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.















          PAGE 57

                    With respect to investment restrictions (1) and (4), each Fund will not borrow from or lend to any other Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. Each Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by a Fund or promulgate any rules allowing the transactions.

                    With respect to investment restriction (1), the Prime Reserve Fund has no current intention of engaging in any borrowing transactions.

                    With respect to investment restriction (2), each Fund does not consider currency contracts or hybrid instruments to be commodities.

                    For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in each Fund's Semi-annual and Annual reports.

                    For purposes of investment restriction (4), each Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                    For purposes of investment restriction (5), the Prime Reserve and New Income Funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

                                  Operating Policies

               As a matter of operating policy, each Fund may not:

               (1) Borrowing. Each Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets;

               (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

















          PAGE 58
               (3) (a) Equity Securities (Prime Reserve Fund). Purchase any common stocks or other equity securities, or securities convertible into equity securities except as set forth in its operating policy on investment companies; and

                    (b) Equity Securities (New Income Fund). Invest more than 25% of its total assets in equity securities;

               (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of each Fund's net asset value;

               (5)  (a) Illiquid Securities (Equity Income and
                    International Stock Funds). Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

                    (b) Illiquid Securities (Prime Reserve and New Income Funds). Purchase illiquid securities if, as a result, more than 15% (10% for the Prime Reserve Fund) of its net assets would be invested in such securities;

               (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

               (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

               (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by each Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of borrowing or investment;

               (9) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;















          PAGE 59

               (10) Options, Etc.  Invest in puts, calls, straddles,
                    spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

               (11) Short Sales.  Effect short sales of securities; or

               (12) Warrants.  Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of each Fund would be invested in warrants.

          International Stock Fund

               In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.


                                 MANAGEMENT OF FUNDS

               The officers and directors/trustees of each Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price or the Funds as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The directors/trustees are referred to as inside directors/trustees by virtue of their officership, directorship and/or employment with T. Rowe Price.

          Prime Reserve Fund

          ROBERT P. BLACK, Director--Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233
          CALVIN W. BURNETT PH.D., Director--President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The















          PAGE 60
          Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216
          *GEORGE J. COLLINS, Vice President and Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          ANTHONY W. DEERING, Director--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, Director--President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: 224 Wendover Road, Baltimore, Maryland 21218
          *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director,
          T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
          JOHN G. SCHREIBER, Director--President, Schreiber Investments, Inc., a real estate investment company; Director and formerly (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address:
          1115 East Illinois Road, Lake Forest, Illinois 60045
          EDWARD A. WIESE, President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          ROBERT P. CAMPBELL, Executive Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          JAMES M. MCDONALD, Executive Vice President--Vice President, T. Rowe Price
          PATRICE L. BERCHTENBREITER, Vice President--Vice President, T. Rowe Price
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          DONNA M. DAVIS-ENNIS, Vice President--Assistant Vice President,
          T. Rowe Price
          BRIAN E. BURNS, Vice President--Assistant Vice President, T. Rowe
          Price
          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.















          PAGE 61
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price BRIAN E. BURNS, Vice President--Assistant Vice President, T. Rowe Price
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company GWENDOLYN G. WAGNER, Vice President--Vice President and Economist, T. Rowe Price; Chartered Financial Analyst
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
          ROGER L. FIERY, III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
          EDWARD T. SCHNEIDER, Assistant Vice President--Vice President, T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          New Income Fund

          ROBERT P. BLACK, Director--Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233
          CALVIN W. BURNETT PH.D., Director--President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216
          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor ANTHONY W. DEERING, Director--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, Director--President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: 224 Wendover Road, Baltimore, Maryland 21218
















          PAGE 62
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc; Director, Rhone-Poulenc Rorer, Inc.
          JOHN G. SCHREIBER, Director--President, Schreiber Investments, Inc., a real estate investment company; Director and formerly (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address:
          1115 East Illinois Road, Lake Forest, Illinois 60045
          *CHARLES P. SMITH, President and Director--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, Boston, Massachusetts
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
          STEVEN G. BROOKS, Assistant Vice President--Vice President, T. Rowe Price
          PATRICK S. CASSIDY, Assistant Vice President--Vice President, T. Rowe Price
          MICHAEL J. McGONIGLE, Assistant Vice President--Assistant Vice President, T. Rowe Price
          ROGER L. FIERY, III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
          EDWARD T. SCHNEIDER, Assistant Vice President--Vice President, T. Rowe Price
















          PAGE 63
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          Equity Income Fund

          *THOMAS H. BROADUS JR., Vice President and Trustee--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
          DONALD W. DICK JR., Trustee--Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 111 Pavonia Avenue, Suite 334, Jersey City, New Jersey 07310
          DAVID K. FAGIN, Trustee--Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203
          HANNE M. MERRIMAN, Trustee--Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-1990) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc. *JAMES S. RIEPE, Vice President and Trustee--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company, Director, Price-Fleming and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          HUBERT D. VOS, Trustee--President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 210, Santa Barbara, California 93190-0409
          PAUL M. WYTHES, Trustee--Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304
          BRIAN C. ROGERS, President--Managing Director, T. Rowe Price ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment















          PAGE 64
          Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT W. SMITH, Vice President-Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc., Boston, Massachusetts
          WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe
          Price
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly a Securities Analyst, John A. Levin & Co.
          MARK J. VASELKIV, Vice President-Vice President, T. Rowe Price LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc. and T. Rowe Price Trust Company
          JEFFREY LANG, Assistant Vice President--Assistant Vice President,
          T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          International Stock Fund

             LEO C. BAILEY, Retired (April 1996) Director--Address: 3396 South Placita Fabula, Green Valley, Arizona 85614
          ANTHONY W. DEERING, Director--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          DONALD W. DICK, JR., Director--Principal, Eurocapital Advisors, LLC, an acquisition and management advisory Firm (from 7/95-to present), Principal, Overseas Partners, Inc., a financial investment firm (5/89-6/95); formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491
             ADDISON LANIER, Retired (April 1996) Director--Financial management; Manager, Thomas Emery's Sons, LLC, Alternative Asset Holdings, LLC, President, Emery Group, Inc.; Director, Scinet Development and Holdings, Inc.; Address: 441 Vine Street, #2300, Cincinnati, Ohio 45202-2913
















          PAGE 65
          PAUL M. WYTHES, Director--Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation (Seattle, WA) and Interventional Technologies Inc. (San Diego, CA); Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304
          *M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             *MARTIN G. WADE, President and Director--President and Director, Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England
          PETER B. ASKEW, Executive Vice President--Executive Vice President, Price-Fleming
          EDWARD A. WIESE, Executive Vice President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company CHRISTOPHER D. ALDERSON, Vice President--Vice President, Price-Fleming
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
             FRANCES DYDASCO, Vice President--Vice President and portfolio manager of Price-Fleming (Singapore); formerly an Investment Manager at LGT Asset Management Ltd. (Hong Kong)
          MARK J. T. EDWARDS, Vice President--Vice President, Price-Fleming JOHN R. FORD, Vice President--Vice President, Price-Fleming

          HENRY H. HOPKINS, Vice President--Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and
          T. Rowe Price Trust Company
          STEPHEN ILOTT, Vice President--Vice President, Price-Fleming; formerly (1988-1991) portfolio management, Fixed Income Portfolios Group, Robert Fleming Holdings Limited, London
          GEORGE A. MURNAGHAN, Vice President--Vice President, Price-Fleming, T. Rowe Price, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.
             NICHOLA PEASE, Vice President--Vice President and portfolio manager of Price-Fleming; formerly a Director of Smith New Court PLC
          JAMES S. RIEPE, Vice President--Managing Director and Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company; President and Director, T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
















          PAGE 66
          CHRISTOPHER ROTHERY, Vice President--Employee, Price-Fleming; formerly (1987-1989) employee of Robert Fleming Holdings Limited, London
          JAMES B. M. SEDDON, Vice President--Vice President, Price-Fleming
             MARK C. J. BICKFORD-SMITH, Vice President--Vice President and portfolio manager of Price-Fleming; formerly a Director and portfolio manager of Jardine Fleming Investment Management CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          BENEDICT R. F. THOMAS, Vice President--Vice President, Price-
          Fleming
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          DAVID J. L. WARREN, Vice President--Vice President, Price-Fleming WILLIAM F. WENDLER II, Vice President--Vice President, Price-Fleming, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          EDWARD A. WIESE, Vice President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
             ANN B. CRANMER, Assistant Vice President--Vice President, Price-Fleming
          ROGER L. FIERY III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
          LEAH P. HOLMES, Assistant Vice President--Vice President, Price-Fleming and Assistant Vice President T. Rowe Price

          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

               Each Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated. The members of each Fund's Executive Committee are as follows:

               Prime Reserve Fund--Messrs. Collins, Reynolds, and Riepe New Income Fund--Messrs. Collins, Riepe, and Smith
               Equity Income Fund--Messrs. Broadus, Riepe, and Testa International Stock Fund--Messrs. Testa and Wade
















          PAGE 67

                                  COMPENSATION TABLE

               The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from the Fund.
          _________________________________________________________________
                                                  Total Compensation
                                  Aggregate         from Fund and
           Name of               Compensation        Fund Complex
           Person,                   from              Paid to
          Position                 Fund(a)           Directors(b)
          _________________________________________________________________
          Prime Reserve Fund

          Robert P. Black,         $6,692              $56,000
          Director

          Calvin W. Burnett,        6,692               56,000
          Ph.D, Director

          Anthony W. Deering,       6,692               68,250
          Director

          F. Pierce Linaweaver,     6,692               56,000
          Director

          John G. Schreiber,        6,692               56,000
          Director
          _________________________________________________________________
          New Income Fund

          Robert P. Black,         $3,381              $56,000
          Director

          Calvin W. Burnett,        3,381               56,000
          Ph.D, Director

          Anthony W. Deering,       3,381               68,250
          Director

          F. Pierce Linaweaver,     3,381               56,000
          Director

          John G. Schreiber,        3,381               56,000
          Director


















          PAGE 68
          _________________________________________________________________
          Equity Income Fund

          Donald W. Dick, Jr.,     $5,644              $70,083
          Trustee

          David K. Fagin,           5,644               57,833
          Trustee

          Hanne M. Merriman,        5,644               57,833
          Trustee

          Hubert D. Vos,            5,644               57,833
          Trustee

          Paul M. Wythes,           5,644               57,833
          Trustee
          _________________________________________________________________
          International Stock Fund

          Leo C. Bailey,           $5,027              $42,083
          Director(c)

          Anthony W. Deering,       6,347               70,667
          Director

          Donald W. Dick,           7,288               72,917
          Director

          Addison Lanier,           5,027               42,083
          Director(c)

          Paul M. Wythes,           4,054               69,667
          Director(d)

          (a) Amounts in this Column are based on compensation accrued for the following periods:
               Equity Income Fund: January 1, 1995--December 31, 1995
               Prime Reserve and New Income Funds: June 1, 1995--May 31,
               1996
               International Stock Fund: November 1, 1995--October 31, 1996
          (b)  Amounts in this column are for calendar year 1995.
          (c) Messrs. Bailey and Lanier retired from their positions with the Fund in April 1996.
          (d) Mr. Wythes was appointed to the Board of Directors in January 1996.



















          PAGE 69
                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

               As of January 31, 1997, the following shareholder owned of record more than 5% of the outstanding shares of the International Stock Fund: Charles Schwab & Co. Inc., Reinvestment Account, Attn.: Mutual Fund Dept., 101 West Montgomery Street, San Francisco, California 94104-4122.

               As of January 31, 1997, the following shareholders beneficially owned more than 5% of the outstanding shares of the New Income Fund: Yachtcrew & Co., FBO Spectrum Income Account, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2010.


                            INVESTMENT MANAGEMENT SERVICES

          Services

               Under the Management Agreement, T. Rowe Price or Price-Fleming provides each Fund with discretionary investment services. Specifically, T. Rowe Price or Price-Fleming is responsible for supervising and directing the investments of each Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price or Price-Fleming is also responsible for effecting all security transactions on behalf of each Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price or Price-Fleming provides each Fund with certain administrative services, including: maintaining each Fund's existence, records, and registering and qualifying a Fund's shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the Fund's custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting T. Rowe Price's or Price-Fleming's employees to serve as officers, directors/trustees, and committee members of each Fund without cost to the Fund.

               The Management Agreement also provides that T. Rowe Price or Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for each Fund will only be liable to a Fund for losses resulting from willful
















          PAGE 70
          misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee

               Each Fund pays T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

               The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets

                                  0.480%  First $1 billion
                                  0.450%  Next $1 billion
                                  0.420%  Next $1 billion
                                  0.390%  Next $1 billion
                                  0.370%  Next $1 billion
                                  0.360%  Next $2 billion
                                  0.350%  Next $2 billion
                                  0.340%  Next $5 billion
                                  0.330%  Next $10 billion
                                  0.320%  Next $10 billion
                                  0.310%  Next $16 billion
                                  0.305%  Thereafter

               For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Equity Index Fund, T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with
















          PAGE 71
          the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

               The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate for the Prime Reserve, New Income, Equity Income and International Stock Funds of .05%, .15%, .25% and 0.35%, respectively, and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

               Listed below are the total amounts paid to T. Rowe Price by the Prime Reserve and New Income Funds (for the fiscal year ended May 31, 1996, May 31, 1995, the three-month fiscal year ended May 31, 1994 and for the fiscal year ended February 28, 1994), and Equity Income Fund (for the fiscal years ended December 31, 1995, 1994, and 1993), and amounts paid to Price-Fleming by the International Stock Fund (for the fiscal years ended October 31, 1996, 1995, and 1994 under an investment management agreement, in effect at that time, for each of the last three fiscal years or year ends.

              Prime         New Income        Equity        International
           Reserve Fund        Fund         Income Fund      Stock Fund

          Fiscal          Fiscal
           Year  Amount    Year  Amount    Year   Amount   Year    Amount

          1996$15,320,000  1996$7,886,000  1995$24,358,000 1996 $52,565,000
          1995 14,784,000  1995 6,972,000  1994 17,847,000 1995  41,829,000
          1994**3,601,000  1994**1,748,000  1993 15,154,800 1994  35,176,000
          1994*13,617,000  1994*7,750,000

          *    For the 10-month fiscal year ended October 31, 1993.
          **   For the three-month fiscal year ended May 31, 1994.

          Limitation on Fund Expenses


               The Management Agreement between each Fund and T. Rowe Price or Price-Fleming provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price or Price-Fleming. Set forth below are details of various expense limitations agreed to by T. Rowe Price or Price-Fleming and the Funds.
















          PAGE 72
          T. Rowe Price Spectrum Fund, Inc.

               The Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

               The Agreements provide that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those Spectrum Fund expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such Spectrum Fund expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

          International Stock Fund

               Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the Fund.

               Certain administrative support is provided by T. Rowe Price which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management.

               Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming
          Investment Holdings Limited (JFIH) for which each receives from
















          PAGE 73
          Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited (FIAM) and JFIH provide research and administrative support for fixed income accounts for which each receive a fee of .075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.

               Robert Fleming personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent work dedicated solely to portfolio investment management, which adds value to that generally available.


                                DISTRIBUTOR FOR FUNDS

               T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the Funds' distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

               Investment Services is located at the same address as the Funds and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Funds pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that each Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing the Fund prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

               The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and















          PAGE 74
          expenses specifically assumed by each Fund. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of each Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.


                                 SHAREHOLDER SERVICES

               The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for such shareholder services provided to shareholders in the omnibus accounts.


                                      CUSTODIAN

               State Street Bank and Trust Company is the custodian for each Fund's domestic securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of State Street Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The New Income, Equity Income and International Stock Funds have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by each Fund's Board of Directors/Trustees in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.


                                    CODE OF ETHICS

          Prime Reserve, New Income and Equity Income Funds

               The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior















          PAGE 75
          clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

          International Stock Fund

               The Funds' investment adviser (Price-Fleming) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. Each Fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of















          PAGE 76
          selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Prime Reserve Fund (and except to the extent it purchases equity securities, New Income Fund). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Funds.

          How Brokers and Dealers are Selected

               Equity Securities

               In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of a Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling















          PAGE 77
          concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed priced underwritings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Funds. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's















          PAGE 78
          Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

               T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


















          PAGE 79
          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and dealers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

               From time to time, orders for clients may be placed through a computerized transaction network.

               Each Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does















          PAGE 80
          not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

               Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Funds. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          Transactions with Related Brokers and Dealers--New Income and Equity Income Funds

               As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and















          PAGE 81
          dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

               The Board of Directors/Trustees of the Funds has authorized
          T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Funds' use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Funds has agreed that the procedures set forth in Rule 17(e)(1) under that Act will be followed when using such brokers.

          Other

          Prime Reserve Fund

               For the fiscal years ended May 31, 1996, May 31, 1995, for the three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994, the Fund engaged in portfolio transactions involving broker-dealers totaling $52,505,379,000, $53,302,615,000, $5,945,733,000 and
          $29,024,172,000, respectively. The entire amount for each of these years represented principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, approximately 72%, 90%, 78% and 87%, respectively, were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund or, in some cases, to the Fund.















          PAGE 82

               The Fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The Fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.

          New Income Fund

               For the fiscal years ended May 31, 1996, May 31, 1995, for the three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994, the Fund engaged in portfolio transactions involving broker-dealers totaling $5,290,374,000, $5,469,278,000, $1,649,029,000 and
          $20,265,475,000, respectively. For the fiscal years ended May 31, 1996, May 31, 1995, and February 28, 1994 $5,273,923,000,
          $5,469,278,000, and $20,206,382,000, consisted of principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers; and for the years May 31, 1996, May 31, 1995, and February 28, 1994,
          $16,451,000, $0, and $59,093,000, involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings, of $61,000, $0, and $169,000. For the three-month fiscal year ended May 31, 1994, the entire amount represented principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, approximately 71%, 73%, 68%, and 61%, respectively, were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund or, in some cases, to the Fund.

               The portfolio turnover rate of the Fund for the fiscal years ended May 31, 1996, May 31, 1995, the three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994, was 35.5%, 54.1%, 91.5%, and 58.3%, respectively.

          Equity Income Fund

               For the years 1995, 1994, and 1993, the total brokerage commissions paid by the Fund, including the discounts received by securities dealers in connection with underwritings, were $4,193,326, $4,511,187, and $4,660,406, respectively. Of these commissions, approximately 43.2%, 48.4%, and 42%, respectively, were paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund, or, in some cases, to the Fund.

















          PAGE 83
               The portfolio turnover rate of the Fund for each of the last three years has been as follows: 1995--21.4%, 1994--36.3%, and 1993--31.2%.

          International Stock Fund

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund is made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the allocation of portfolio brokerage and principal business and the negotiation of commissions.

          How Brokers and Dealers are Selected

               Equity Securities

               In purchasing and selling the Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Price-Fleming or the Fund. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

               Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary
















          PAGE 84
          market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

               Fixed Income Securities

               For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, or issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed though dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

               With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

               Price-Fleming may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.

          Descriptions of Research Services Received from Brokers and
          Dealers

               Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund's portfolio is likely to be















          PAGE 85
          invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

          Commissions to Brokers who Furnish Research Services

               Certain broker-dealers which provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

          Miscellaneous

               Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming, Conversely, research services received from brokers which execute transactions for the Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of the Fund.

               Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Fund. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally















          PAGE 86
          results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

               The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

          Transactions with Related Brokers and Dealers

               As provided in the Investment Management Agreement between the Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming.
          Robert Fleming, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM") and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly-owned subsidiaries of Robert Fleming.
          These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for the Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

               The Board of Directors of the Fund has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG















          PAGE 87
          in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).

               The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Fund's independent directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Fund. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Fund to seek to take advantage of them.

               During the year 1995, the Fund paid JFS, RF&Co., and Ord Minnett $6,029,012, $236,915, and $174,136, respectively, in total brokerage commissions in connection with their portfolio transactions. The brokerage commissions paid to JFS, RF&Co., and Ord Minnett represented 9%, 4%, and 3%, respectively, of the Fund's aggregate brokerage commissions paid during 1995. The aggregate dollar amount of transactions effected through JFS, RF&Co., and Ord Minnett, involving the payment of commissions, represented 7%, 6%, and 2%, respectively, of the aggregate dollar amount of all transactions involving the payment of commissions during 1995. In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of the Fund reviewed the 1995 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the Fund either in the form of lower execution costs or otherwise.

          Other

               For the years 1996, 1995, and 1994, the total brokerage commissions paid by International Stock Fund, including the discounts received by securities dealers in connection with underwritings, were $7,100,046, $6,029,012, and $9,684,485, respectively. Of these commissions, approximately 89%, 85%, and 83%, respectively, were paid to firms which provided research,
















          PAGE 88
          statistical, or other services to Price-Fleming in connection with the management of the Fund or, in some cases, to the Fund.

               The portfolio turnover rate of the International Stock Fund for each of the last three years has been as follows: 1996-- 11.6%, 1995--17.8%, and 1994--22.9%.


                                PRICING OF SECURITIES

          Prime Reserve Fund

               Securities are valued at amortized cost.

                       Maintenance of Net Asset Value Per Share

               It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation as permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the funds acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

               (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

               (b) the Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

               (c) the Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

               (d) the Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of
















          PAGE 89
               Directors believes that it fairly reflects the market based net asset value per share.

               Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

               Prime Money Market Securities Defined. Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the Investment Company Act of 1940. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the Fund's Board of Directors.

          New Income Fund

               Fixed income securities are generally traded in the over-the-counter market. Investments in domestic securities with remaining maturities of one year or more and foreign securities are stated at fair value using bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with remaining maturities less than one year are















          PAGE 90
          stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

               There are a number of pricing services available, and the Board of Directors, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

          New Income, Equity Income and International Stock Funds

               Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

               Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as provided by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost in local currency which approximates fair value.

               For purposes of determining each Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars provided by a major bank.

          All Funds

               For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

               Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by or under the supervision of officers of the Funds, as authorized by the Board of Directors/Trustees.

          International Stock Fund

               Trading in the portfolio securities of the International Stock Fund may take place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business
















          PAGE 91
          and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. The calculation of the Fund's net asset value normally will not take place contemporaneously with the determination of the value of the Fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Fund's net asset value is calculated will not be reflected in the Fund's net asset value unless Price-Fleming, under the supervision of the Fund's Board of Directors, determines that the particular event should be taken into account in computing the Fund's net asset value.

          All Funds

                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of each Fund's shares is equal to the Fund's net asset value per share or share price. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value of the Prime Reserve Fund is also calculated as of 12:00 noon (Eastern time) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of the net asset value (and the offering, sale redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or
          (d) during which a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

















          PAGE 92
                                      DIVIDENDS

               Unless you elect otherwise, the Funds' dividends and, with respect to the Equity Income and International Stock Funds, capital gain distributions, if any, and the Equity Income Fund's final quarterly dividend, will be invested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

               A portion of the dividends paid by the Prime Reserve, New Income and Equity Income Funds may be eligible for the dividends-received deduction for corporate shareholders. Dividends and distributions paid by the Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the Fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from the Fund are never eligible for this deduction.

               For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.

               Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the International Stock Fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid a portion may be reclassified as a return of capital. Adjustments, to reflect these gains and losses will be made at the end of the Fund's taxable year.

               At the time of your purchase, each Fund's net asset value may reflect undistributed income, with respect to the Equity Income and International Stock Funds, undistributed capital gains
















          PAGE 93
          or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On May 31, 1996, the books of the Prime Reserve Fund indicated that the Fund's aggregate net assets included undistributed net income of $814,000, net realized capital losses of $2,308,000 and unrealized appreciation of $0. On May 31, 1996, the books of the New Income Fund indicated that the Fund's aggregate net assets included undistributed net income of $2,679,000, net realized capital losses of $11,496,000 and unrealized appreciation of $363,000. On May 31, 1996, the books of the Equity Income Fund indicated that the Fund's aggregate net assets included undistributed net income of $37,316,812, net realized capital gains of $212,460,674, and unrealized appreciation of $1,184,882,324. On October 31, 1996, the books of the
          International Stock Fund indicated that the Fund's aggregate net assets included undistributed net income of $116,966,000, net realized capital gains (losses) of $110,531,000 and unrealized appreciation of $1,388,332,000.

               If, in any taxable year, a Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and with respect to the International Stock Fund, may qualify for the 70% deduction for dividends received by corporation; and (iii) foreign tax credits would not "pass through" to International Stock Fund shareholders.

               To the extent the Fund invests in foreign securities, the following would apply:

          Passive Foreign Investment Companies

               The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the fund's expenses (management fees and operating















          PAGE 94
          expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

               To avoid such tax and interest, the Funds in accordance with tax regulations, intend to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

          Foreign Currency Gains and Losses

               Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, a portion may be reclassified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

          Taxation of Foreign Shareholders--Equity Income and International Stock Funds

               The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the International Stock Fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized each Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

          International Stock Fund

               Income received by the Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the
















          PAGE 95
          value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
          (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

               The Fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund, if the Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


                                  YIELD INFORMATION

          Prime Reserve Fund

               The Prime Reserve Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

               The seven-day yield ending May 31, 1996 for the Fund was 4.68% and the Fund's compound yield for the same period was 4.79%.


















          PAGE 96
          New Income Fund

               From time to time, the New income Fund may advertise a yield figure calculated in the following manner:

               An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulation of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursement are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

               The yield of the Fund calculated under the above described method for the month ended May 31, 1996 was 6.37%.


                                INVESTMENT PERFORMANCE

          Total Return Performance--New Income, Equity Income and
          International Stock Funds

               Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in each Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of a Fund. Each average annual compound rate of return is derived from the cumulative performance of each Fund over the time period specified. The annual compound rate of return for each Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/95   5/31/95   5/31/95     5/31/95
















          PAGE 97
          New Income Fund

          T. Rowe Price New
           Income Fund               3.70%   42.72%    111.98%    588.04%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index    4.35    47.35     131.43        N/A
          Salomon Bros. High Grade
           Corporate Bond Index      3.40    57.78     150.92     699.02
          Lehman Bros. Govt./Corp.
           Bond Index                4.10    48.08     127.60     656.33
          Lipper Corporate Bond Funds
           -A Rated Average          3.43    46.92     120.75     583.48

                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/95   5/31/95   5/31/95     5/31/95

          T. Rowe Price
           New Income Fund           3.70%    7.37%      7.80%     8.85%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index    4.35     8.06       8.75        N/A
          Salomon Bros. High Grade
           Corporate Bond Index      3.40     9.55       9.64       9.56
          Lehman Bros. Govt./Corp.
           Bond Index                4.10     8.17       8.57       9.29
          Lipper Corporate Bond Funds
           -A Rated Average          3.43     8.00       8.24       8.81

          Equity Income Fund

                       Cumulative Performance Percentage Change

                                  1 Yr.    5 Yrs.     10 Yrs.      Since
                                  Ended     Ended      Ended    Inception-
                                 12/31/95 12/31/95   12/31/95    12/31/95
                                 ________ _________  ________   ___________

          Equity Income Fund        33.35%  128.89%    306.48% 347.12%
                                                              (10/31/85)
          Lipper Equity Income
           Fund Average             30.17    45.15     210.81  239.34
          S&P 500                   37.58   115.45     299.44
          Dow Jones Industrial Avg. 36.89   124.35     360.22
          CPI                        2.54    14.72      40.44

















          PAGE 98
                       Average Annual Compound Rates of Return

                                  1 Yr.    5 Yrs.     10 Yrs.      Since
                                  Ended     Ended      Ended    Inception-
                                 12/31/95 12/31/95   12/31/95    12/31/95
                                 ________ ________   ________   __________

            Equity Income Fund      33.35%   18.01%     15.05%  15.87%
                                                              (10/31/85)
          Lipper Equity Income
           Fund Average             30.17    15.04      11.67   12.42
          S&P 500                   37.58    16.59      14.85
          Dow Jones Industrial Avg. 36.89    17.54      16.49
          CPI                        2.54     2.79       3.45

               The Lipper Equity Income Fund Average is the average performance of 40 equity income funds reported by Lipper Analytical Service.

          International Stock Fund

                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  10/31/96 10/31/96   10/31/96    10/31/96

          T. Rowe Price International
           Stock Fund               14.87%   67.76%    204.20%   848.29%
                                                                 (5/9/80)
          S&P 500                   24.10   105.98     293.32    1,016.73+
          Dow Jones Industrial
           Average                  29.72   124.96     341.11    1,223.08+
          Lipper International Funds
           Average                  10.73    57.53     166.32    601.36+
          MSCI EAFE Index           10.80    46.77     150.72    764.47+
          CPI                        2.99    15.21      43.52    91.41+

          +  6/30/80-10/31/96

                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  10/31/96 10/31/96   10/31/96    10/31/96

          T. Rowe Price International
           Stock Fund               14.87%   10.90%     11.77%   14.63%
                                                                 (5/9/80)
          S&P 500                   24.10    15.55      14.68    15.92+















          PAGE 99
          Dow Jones Industrial
           Average                  29.72    17.60      16.00    17.13+
          Lipper International Funds
           Average                  10.73     9.36       9.98    12.37+
          MSCI EAFE Index           10.80     7.98       9.63    14.11+
          CPI                        2.99     2.87       3.68    4.05+

          +  6/30/80-10/31/96


               Price-Fleming believes that foreign economies have performed well, and emerging economies are significantly better than the world average, as shown in the chart below.

                                   GDP Growth Rates
                                   ________________

                         Average
                         1977-86  1987 1988 1989 1990 1991 1992 1993 1994
                         _______  ____ ____ ____ ____ ____ ____ ____ ____

          World            3.3     4.0  4.6  3.5  2.4  1.3  2.0  2.5  3.6
          Industrialized   2.7     3.2  4.4  3.3  2.4  0.8  1.5  1.1  3.1
          Developing (Asia)6.7     8.1  9.1  6.0  5.7  6.4  8.2  8.7  8.5

          Source: World Economic Outlook, IMF, October 1995

          Outside Sources of Information

          Prime Reserve and New Income Funds

               From time to time, in reports and promotional literature, one or more of the T. Rowe Price funds, including this Fund, may compare its performance to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured. Performance may also be compared to (1) indices of broad groups of managed or unmanaged securities considered to be representative of or similar to Fund portfolio holdings; such as: Lipper Analytical Services, Inc., "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication which tracks net assets, total return, principal return and yield on approximately 1900 fixed income mutual funds offered in the United States; Morningstar, Inc., is a widely used independent research firm which rates mutual funds by overall performance, investment objectives and assets.; (2)
















          PAGE 100
          other mutual funds; or (3) other measures of performance set forth in publications such as:

               Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured.

               IBC/Donoghue Organization, Inc., "IBC/Donoghue's Money Fund Report" is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prime and Euros, Domestic Prime and Euros and Yankees, and Aggressive.

               First Boston High Yield Index. It shows statistics on the Composite Index and analytical data on new issues in the marketplace and low-grade issuers.

               Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices tracked by Merrill Lynch, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield Index. The two indices used as benchmarks for the Short-Term Bond Fund are the 91-Day Treasury Bill Index and the 1-2.99 Year Treasury Note Index.

               Salomon Brothers Inc., "Analytical Record of Yields and Yield Spreads" is a publication which tracks historical yields and yield spreads on short-term market rates, public obligations of the U.S. Treasury and agencies of the U.S. Government, public corporate debt obligations, municipal debt obligations and preferred stocks.

               Salomon Brothers Inc., "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, public corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.

















          PAGE 101
               Salomon Brothers Inc., "High Yield Composite Index" is an index which provides performance and statistics for the high yield market place.

               Salomon Brothers Inc., "Market Performance" - a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond Index and the components of the Index.

               Shearson Lehman Brothers, Inc., "The Bond Market Report" - a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp.Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

               Telerate Systems, Inc. is a market data distribution network which tracks a broad range of financial markets including, the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

               Wall Street Journal, is a national daily financial news publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities.

               Indices prepared by the research departments of such financial organizations as Shearson Lehman/American Express Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

               Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. will also be used.

          Equity Income and International Stock Funds

               From time to time, in reports and promotional literature:
          (1) each Fund's total return performance or P/E ratio may be compared to any one or combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by: (A) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance,















          PAGE 102
          investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which ranks mutual funds; or (C) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the Equity Income Fund invests; with respect to the International Stock Fund (iv) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets as well as for regional areas, broad economic sectors and industry groups); (v) Morgan Stanley Capital International Indices, including the EAFE Index, Pacific Basin Index, Japan Index and Pacific Ex Japan Index which is a widely-recognized series of indices in international market performance;
          (vi) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vii) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; (viii) the Nikkei Average, a generally accepted benchmark for performance of the Japanese stock market; (ix) indices of stocks comparable to those in which the International Stock Fund invests including the Topix Index, which reflects the performance of the First Section of the Tokyo Stock Exchange; and (x) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in each Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g. The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates;
          (4) the effect of tax-deferred compounding on each Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in each Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which each Fund invests may be compared to relevant indices or surveys (e.g. S&P Industry Surveys) in order to evaluate each Fund's historical performance or current or potential value with respect to















          PAGE 103
          the particular industry or sector. In connection with (4) above, information derived from the following chart may be used:

                              IRA Versus Taxable Return

               Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

                         Year      Taxable   Tax Deferred
                         ____      _______   ____________

                         10    $ 28,700     $ 33,100
                         15      51,400       64,000
                         20      82,500      111,500
                         25     125,100      184,600
                         30     183,300      297,200

          All Funds

          IRAs

               An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and tolerance for risk changes.

          Other Features and Benefits-All Funds

               The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan; the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to achieve your objectives; and the Retirees Financial Guide which















          PAGE 104
          includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggests how you might invest to reach your goal. Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax-deferred retirement plans currently available. Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select diversified investment mix; the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio; and Diversifying
          Overseas: a T. Rowe Price Guide to International Investing helps investors determine and implement an international investment strategy that is appropriate for particular investment needs. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

               To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown below.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/96

                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        14.44%     17.84%    12.98%   19.47%

          Large-Company Stocks        12.59      14.55     15.28    15.20

          Foreign Stocks               N/A      15.29       8.74     8.48

          Long-Term Corporate Bonds    5.76       9.71      9.48     8.52

          Intermediate-Term U.S.
            Gov't. Bonds               5.89       9.14      7.77     6.17

          Treasury Bills               4.89       7.28      5.46     4.22

          U.S. Inflation               4.08       5.15      3.70     2.89

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International















          PAGE 105
          EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

          Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown on the next page.

                        Performance of Retirement Portfolios*

                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of
                                       Ended 12/31/96          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                       Nominal  Real   BestWorst
          Portfolio Growth IncomeSafety ReturnReturn** YearYear

          I.   Low
               Risk   40%   40%    20%  11.5%   6.3% 24.9% 0.1% $ 88,900

          II.  Moderate
               Risk   60%   30%    10%  12.9%   7.7% 29.1% -1.8%$112,500

          III. High
               Risk   80%   20%     0%  14.1%   8.9% 33.4% -5.2%$140,300

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1996 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95 and 30-day Treasury bills from January 1976 through December 1996. Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/96.

















          PAGE 106
          Insights

               From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

               From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; as well as individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

          Redemptions in Kind

               In the unlikely event a shareholder of the Fund were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

          Issuance of Fund Shares for Securities

               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.






















          PAGE 107
                              ORGANIZATION OF THE FUNDS

          Prime Reserve, New Income and International Stock Funds

               The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation. The Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989, as a Maryland corporation. Each Corporation is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

               Currently, the Corporation consists of the following eleven series, each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The International Bond, International Stock, International Discovery, European Stock, New Asia, Global Government Bond, Japan, Latin America, Emerging Markets Bond, Emerging Markets Stock, and Global Stock Funds. The Global Government Bond, International Bond, and Emerging Markets Bond Funds are described in a separate Statement of Additional Information. Currently, the Institutional Corporation consists of one series, the Foreign Equity Fund. Each Charter also provides that the Board of Directors may issue additional series of shares.

               Each Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes, each class consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed 15,000,000,000 for the Prime Reserve Fund and 1,000,000,000 for the New Income Fund. The shares of any such additional classes might therefore differ from the shares of the present class of capital stock and from each other as to preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes in various characteristics. Each Fund's Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series authorized to be issued without shareholder approval.

















          PAGE 108
               Except to the extent that the Prime Reserve and New Income Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter.
          Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right of vote as a class by the holders of the capital stock or of another affected class or classes.

               Each share of each series of the International Fund has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the
















          PAGE 109
          directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of each Fund, a special meeting of shareholders of a Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. Each Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
          Section 16(c) of the Investment Company Act of 1940.

          Equity Income Fund

               For tax and business reasons, the Fund was organized in 1985 as a Massachusetts Business Trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as a "mutual funds."

               The Fund's Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declarations of Trust also provides that the Fund's Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro rata share of the net assets of the Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of a Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more















          PAGE 110
          than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declarations of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declarations of Trust provide for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of a Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the
















          PAGE 111
          directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation, entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.


                            FEDERAL REGISTRATION OF SHARES

               Each Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.


                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

               Price Waterhouse LLP, 7 St. Paul Street, Suite 1700, Baltimore, Maryland 21202, are independent accountants to the Funds. The financial statements of the Prime Reserve and New Income Funds for the year ended May 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended May 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements of the Equity Income Fund for the year ended December 31, 1995, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1995. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements of the
















          PAGE 112
          International Stock Fund for the year ended October 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended October 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Reports for the fiscal year ended May 31, 1996, for the year ended December 31, 1994, and for the fiscal year ended October 31, 1995, are incorporated into this Statement of Additional Information by reference:

                                                  PRIME        NEW INCOME
                                               RESERVE FUND       FUND
                                              ANNUAL REPORT   ANNUAL REPORT
                                                   PAGE           PAGE
                                               ___________    ____________

          Report of Independent Accountants         19             18
          Statement of Net Assets, May 31, 1996    7-14           7-12
          Statement of Operations, fiscal year
           ended May 31, 1996                       15             13
          Statement of Changes in Net Assets,
           fiscal year ended May 31, 1996 and
           May 31, 1995                             16             14
          Notes to Financial Statements,
           May 31, 1996                           17-18           15-17
          Financial Highlights                      6               6

                                                         EQUITY
                                                       INCOME FUND
                                                      ANNUAL REPORT
                                                          PAGE
                                                      ____________

          Report of Independent Accountants                15
          Statement of Net Assets, December 31, 1995      6-10
          Statement of Operations, year ended
           December 31, 1995                               11
          Statement of Changes in Net Assets, years ended
            December 31, 1995 and December 31, 1994        12
          Notes to Financial Statements,
           December 31, 1995                              13-14
          Financial Highlights                             14






















          PAGE 113
                                                      INTERNATIONAL
                                                       STOCK FUND
                                                      ANNUAL REPORT
                                                          PAGE
                                                     ______________

             Report of Independent Accountants             34
          Statement of Net Assets, October 31, 1996       12-28
          Statement of Operations, year ended October 31, 199629 Statement of Changes in Net Assets, years ended
           October 31, 1996 and October 31, 1995           30
          Notes to Financial Statements, October 31, 1996 31-33
          Financial Highlights                           11


                             RATINGS OF COMMERCIAL PAPER

          Prime Reserve Fund

          Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

          Standard & Poor's Corporation. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

          Fitch Investors Service, Inc.: Fitch 1 - Highest grade. Commercial paper assigned this rating is regarded as having the















          PAGE 114
          strongest degree of assurance for timely payment. Fitch 2 - Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


                         RATINGS OF CORPORATE DEBT SECURITIES

          New Income and Equity Income Funds

          Moody's Investors Service, Inc.

               Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

               Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

               A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.

               Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

               Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

















          PAGE 115
               Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

               C - Lowest rated, extremely poor prospects of ever attaining investment standing.

          Standard & Poor's Corporation

               AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

               AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

               A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

               BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

               BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               D - In default.

          Fitch Investors Service, Inc.

               AAA - High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.











          PAGE 116
               AA - Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.